                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 12, 1998, included in Syntroleum Corporation Form S-4, filed July 2, 1998, and to all references to our Firm included in this registration statement and the related prospectuses.


                                            ARTHUR ANDERSEN LLP

Tulsa, Oklahoma
September 24, 1998